Exhibit 99

NEWS
RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Patrick Brennan
Mayfield Village, Ohio 44143	(440)395-2370
http://www.progressive.com
FOR IMMEDIATE RELEASE
MAYFIELD VILLAGE, OHIO — December 13, 2006 — The Progressive Corporation today reported the following results for November 2006:

	November	November
(millions, except per share amounts and ratios)	2006	2005	Change
Net premiums written	$959.2	$986.3	(3)%
Net premiums earned	1,077.4	1,073.1	0%
Net income	131.9	83.3	58%
Per share	.17	.10	66%
Combined ratio	87.0	89.9	(2.9) pts.
See the “Income Statements” for further month and year-to-date information.
     In addition, on December 8, 2006, the Board of Directors confirmed, as previously announced, that we intend to use a variable dividend formula in 2007 to determine an annual dividend payout on our outstanding Common Shares, replacing the existing policy of paying quarterly Common Share dividends. The variable dividend payout is based on a formula which multiplies our annual after-tax underwriting income by both a Shareholder Gainshare Target, which is annually set by the Board, and a Gainshare Factor. At the December 8 meeting, the Board established 20% as the Shareholder Gainshare Target to be used in the 2007 dividend calculation. The Gainshare Factor will be a number from 0.0 to 2.0, depending on the levels of growth and profitability in our principal business units, and will vary from year to year. The 2006 year-to-date Gainshare Factor can be found on page 6 of this release. Subject to final declaration by the Board, it is anticipated that the record date for the 2007 annual dividend will be in December 2007 with the payout expected in early 2008. For additional information on this variable dividend policy, see Exhibits 99(A) and 99(B), which are attached to our Annual Report on Form 10-K for the year ended December 31, 2005.
     Progressive offers insurance to personal and commercial auto drivers throughout the United States. Our Personal Lines business units write insurance for private passenger automobiles and recreational vehicles. Our Commercial Auto business unit writes primary liability, physical damage and other auto-related insurance for automobiles and trucks owned by small businesses. See “Supplemental Information” for month and year-to-date results.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENT
November 2006
(millions — except per share amounts)
(unaudited)

	Current Month	Comments on Monthly Results[1]
Direct premiums written	$974.5

Net premiums written	$959.2

Revenues:
Net premiums earned	$1,077.4
Investment income	56.0
Net realized gains (losses) on securities	4.9
Service revenues	2.1

Total revenues	1,140.4

Expenses:
Losses and loss adjustment expenses	717.0
Policy acquisition costs	109.5
Other underwriting expenses	110.4
Investment expenses	.9
Service expenses	1.4
Interest expense	6.3

Total expenses	945.5

Income before income taxes	194.9
Provision for income taxes	63.0

Net income	$131.9

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	749.0

Per share	$.18

Diluted:
Average shares outstanding	749.0
Net effect of dilutive stock-based compensation	8.3

Total equivalent shares	757.3

Per share	$.17

[1]	For a description of our reporting and accounting policies, see Note 1 to our 2005 audited consolidated financial statements included in our 2005 Shareholders’ Report, which can be found at www.progressive.com/annualreport.
The following table sets forth the investment results for the month:

Fully taxable equivalent total return:
Fixed-income securities	.8%
Common stocks	2.3%
Total portfolio	1.1%

Pretax recurring investment book yield	4.8%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENTS
November 2006 Year-to-Date
(millions — except per share amounts)
(unaudited)

	Year-to-Date
			%
	2006	2005	Change
Direct premiums written	$13,452.9	$13,337.8	1

Net premiums written	$13,212.8	$13,070.2	1

Revenues:
Net premiums earned	$13,041.3	$12,695.8	3
Investment income	592.3	481.8	23
Net realized gains (losses) on securities	(19.1)	(33.2)	(42)
Service revenues	28.3	37.3	(24)

Total revenues	13,642.8	13,181.7	3

Expenses:
Losses and loss adjustment expenses	8,687.9	8,627.7	1
Policy acquisition costs	1,332.6	1,337.4	0
Other underwriting expenses	1,286.5	1,227.8	5
Investment expenses	10.9	11.3	(4)
Service expenses	22.6	22.5	0
Interest expense	71.0	75.8	(6)

Total expenses	11,411.5	11,302.5	1

Income before income taxes	2,231.3	1,879.2	19
Provision for income taxes	722.7	608.2	19

Net income	$1,508.6	$1,271.0	19

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	776.3	788.0	(1)

Per share	$1.94	$1.61	20

Diluted:
Average shares outstanding	776.3	788.0	(1)
Net effect of dilutive stock-based compensation	9.5	11.7	(19)

Total equivalent shares	785.8	799.7	(2)

Per share	$1.92	$1.59	21

The following table sets forth the investment results for the year-to-date period:

	2006	2005
Fully taxable equivalent total return:
Fixed-income securities	6.0%	2.7%
Common stocks	14.8%	6.9%
Total portfolio	7.3%	3.3%

Pretax recurring investment book yield	4.6%	4.0%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
November 2006
($ in millions)
(unaudited)

	Current Month
				Commercial
	Personal Lines			Auto	Other	Companywide
	Drive	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$536.9	$298.4	$835.3	$122.3	$1.6	$959.2
% Growth in NPW	(3)%	(1)%	(2)%	(5)%	NM	(3)%
Net Premiums Earned	$598.4	$332.8	$931.2	$143.9	$2.3	$1,077.4
% Growth in NPE	(2)%	3%	(1)%	7%	NM	0%

GAAP Ratios
Loss/LAE ratio	68.6	67.3	68.1	56.7	NM	66.6
Expense ratio	20.8	19.9	20.5	19.6	NM	20.4

Combined ratio	89.4	87.2	88.6	76.3	NM	87.0

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$9.3
Current accident year						11.0

Calendar year actuarial adjustment	$9.4	$8.8	$18.2	$2.1	$0	$20.3

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$9.3
All other development						2.4

Total development						$11.7

Calendar year loss/LAE ratio						66.6

Accident year loss/LAE ratio						67.7

Statutory Ratios
Loss/LAE ratio						66.5
Expense ratio						20.9

Combined ratio						87.4

NM = Not Meaningful

[1]	Primarily includes professional liability insurance for community banks and Progressive’s run-off businesses. The other businesses generated an underwriting profit of $.4 million for the month.

[2]	Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
November 2006 Year-to-Date
($ in millions)
(unaudited)

	Year-to-Date
				Commercial
	Personal Lines			Auto	Other	Companywide
	Drive	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$7,341.8	$4,064.8	$11,406.6	$1,783.0	$23.2	$13,212.8
% Growth in NPW	(2)%	4%	0%	6%	NM	1%
Net Premiums Earned	$7,307.4	$4,002.7	$11,310.1	$1,707.9	$23.3	$13,041.3
% Growth in NPE	(1)%	7%	2%	11%	NM	3%

GAAP Ratios
Loss/LAE ratio	68.0	66.6	67.5	60.9	NM	66.6
Expense ratio	20.2	20.2	20.2	19.2	NM	20.1

Combined ratio	88.2	86.8	87.7	80.1	NM	86.7

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$151.3
Current accident year						52.1

Calendar year actuarial adjustment	$102.8	$55.0	$157.8	$45.4	$.2	$203.4

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$151.3
All other development						116.1

Total development						$267.4

Calendar year loss/LAE ratio						66.6

Accident year loss/LAE ratio						68.7

Statutory Ratios
Loss/LAE ratio						66.6
Expense ratio						19.8

Combined ratio						86.4

Statutory Surplus[3]						$5,127.6

NM = Not Meaningful

	November	November
Policies in Force	2006	2005	Change
(in thousands)
Drive — Auto	4,463	4,506	(1)%
Direct — Auto	2,433	2,321	5%
Special Lines[4]	2,886	2,679	8%

Total Personal Lines	9,782	9,506	3%

Commercial Auto Business	505	468	8%

[1]	The other businesses generated an underwriting profit of $6.7 million.

[2]	Represents adjustments solely based on our corporate actuarial reviews.

[3]	During November, the parent company received $489.0 million of dividends, net of capital contributions, from the insurance subsidiaries.

[4]	Includes insurance for motorcycles, recreational vehicles, mobile homes, watercraft, snowmobiles and similar items.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions — except per share amounts)
(unaudited)

November
2006
CONDENSED GAAP BALANCE SHEET:[1]
Investments — Available-for-sale, at market:
Fixed maturities (amortized cost: $10,040.3)	$10,112.3
Equity securities:
Preferred stocks (cost: $1,596.8)	1,631.3
Common equities (cost: $1,451.9)	2,326.8
Short-term investments (amortized cost: $1,133.5)	1,134.2

Total investments[2]	15,204.6
Net premiums receivable	2,569.3
Deferred acquisition costs	457.5
Other assets	1,770.9

Total assets	$20,002.3

Unearned premiums	$4,494.7
Loss and loss adjustment expense reserves	5,707.8
Other liabilities[2]	1,755.3
Debt	1,185.5
Shareholders’ equity	6,859.0

Total liabilities and shareholders’ equity	$20,002.3

Common Shares outstanding	752.3
Shares repurchased — November	6.3
Average cost per share	$23.14
Book value per share	$9.12
Trailing 12-month return on average shareholders’ equity	25.3%
Net unrealized pre-tax gains on investments	$982.1
Increase (decrease) from October 2006	$89.6
Increase (decrease) from December 2005	$382.0
Debt to total capital ratio	14.7%
Fixed-income portfolio duration	3.1 Years
Weighted average credit quality	AA+
Year-to-date Gainshare factor	1.19

[1]	Pursuant to SFAS 113, “Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts,” loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $318.0 million.

[2]	Amounts include net unsettled security acquisitions, including repurchase commitments, of $81.1 million.

Monthly Commentary
•	The Company has no additional commentary regarding November’s results.
The Progressive Group of Insurance Companies, in business since 1937, ranks third in the nation for auto insurance based on premiums written and provides drivers with competitive rates and 24/7, in-person and online service. The products and services of the Progressive Direct Group of Insurance Companies are marketed directly to consumers online at www.progressivedirect.com and by phone at 1-800-PROGRESSIVE through the Progressive Direct® brand. The Drive Group of Progressive Insurance Companies offers insurance through more than 30,000 independent insurance agencies that market their products and services through the Drive® Insurance from Progressive brand. For more information about Drive Insurance, go to www.driveinsurance.com. The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, are publicly traded at NYSE:PGR. More information, including a guide to interpreting the monthly reporting package, can be found at www.progressive.com.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the accuracy and adequacy of the Company’s pricing and loss reserving methodologies; pricing competition and other initiatives by competitors; the Company’s ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of the Company’s advertising campaigns; legislative and regulatory developments; disputes relating to intellectual property rights; the outcome of litigation pending or that may be filed against the Company; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; the Company’s ability to maintain the uninterrupted operation of its facilities, systems (including information technology systems) and business functions; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time by the Company in releases and publications, and in periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Reported results, therefore, may appear to be volatile in certain accounting periods.